EXHIBIT 99.1
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P R E S S   R E L E A S E
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Contact:      BKF Capital Group, Inc.                Kekst and Company
              Norris Nissim                          Mark Semer or Jim Fingeroth
              212-332-8437                           212-521-4800


         BKF CAPITAL GROUP NAMES DONALD H. PUTNAM TO BOARD OF DIRECTORS

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NEW YORK, December 12, 2005 - BKF Capital Group, Inc. (NYSE: BKF) announced today that Donald H. Putnam had been appointed to its board of directors. Mr. Putnam is the founder of Grail Partners LLC in 2005, a private advisory merchant bank specializing in investment management and related businesses. Grail advises money managers on strategic transactions - merger, acquisition, divestiture, restructuring - and invests capital to incubate and recapitalize such businesses. Prior to founding Grail, Mr. Putnam co-founded Putnam Lovell Securities in 1987. The firm specialized in mergers and acquisitions advisory in the investment management industry and grew to serve the broader financial services community with products such as institutional equity research, sales and trading, and specialty finance.

John C. Siciliano, President and Chief Executive Officer, stated: "We are extremely pleased that Donald Putnam has agreed to join our board of directors. He is one of the most respected figures in the asset management industry, and we look forward to his important contributions to BKF's efforts to develop and expand its strategies and platform."

Mr. Putnam stated: "I have long admired BKF and the investment professionals that serve its clients. This is a company with a future as distinguished as its past, and I look forward to working with this fine board and management to do my part. "

BKF Capital Group, Inc. operates primarily through its subsidiary John A. Levin & Co., Inc., a New York-based investment management firm founded in 1982, which will be renamed BKF Asset Management, Inc., effective January 1, 2006. Clients include U.S. and foreign individuals, their related trusts and charitable organizations, college endowments, foundations, registered investment funds, and pension and profit-sharing plans.

THIS PRESS RELEASE CONTAINS CERTAIN STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING, MOST IMPORTANTLY, INFORMATION CONCERNING POSSIBLE OR ASSUMED FUTURE RESULTS OF OPERATIONS OF BKF AND STATEMENTS PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS "MAY," "BELIEVES," "EXPECTS," "ANTICIPATES," OR THE NEGATION THEREOF, OR SIMILAR EXPRESSIONS, WHICH CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "REFORM ACT"). FOR THOSE STATEMENTS, BKF CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE REFORM ACT. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON BKF'S CURRENT EXPECTATIONS AND ARE SUSCEPTIBLE TO A NUMBER OF RISKS, UNCERTAINTIES AND OTHER FACTORS, AND BKF'S ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS MAY DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE THE FOLLOWING: RETENTION AND ABILITY OF QUALIFIED PERSONNEL; THE PERFORMANCE OF THE SECURITIES MARKETS AND OF VALUE STOCKS IN PARTICULAR; THE INVESTMENT PERFORMANCE OF CLIENT ACCOUNTS; THE RETENTION OF SIGNIFICANT CLIENT AND/OR DISTRIBUTION RELATIONSHIPS; COMPETITION; THE EXISTENCE OR ABSENCE OF ADVERSE PUBLICITY; CHANGES IN BUSINESS STRATEGY; QUALITY OF MANAGEMENT; AVAILABILITY, TERMS AND DEPLOYMENT OF CAPITAL; BUSINESS ABILITIES AND JUDGMENT OF PERSONNEL; LABOR AND EMPLOYEE BENEFIT COSTS; CHANGES IN, OR FAILURE TO COMPLY WITH, GOVERNMENT REGULATIONS; THE COSTS AND OTHER EFFECTS OF LEGAL AND ADMINISTRATIVE PROCEEDINGS; AND OTHER RISKS AND UNCERTAINTIES REFERRED TO IN THIS DOCUMENT AND IN BKF'S OTHER CURRENT AND PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, ALL OF WHICH ARE DIFFICULT OR IMPOSSIBLE TO PREDICT ACCURATELY AND MANY OF WHICH ARE BEYOND BKF'S CONTROL. BKF WILL NOT UNDERTAKE AND SPECIFICALLY DECLINES ANY OBLIGATION TO PUBLICLY RELEASE THE RESULT OF ANY REVISIONS THAT MAY BE MADE TO ANY FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF SUCH STATEMENTS OR TO REFLECT THE OCCURRENCE OF ANTICIPATED OR UNANTICIPATED EVENTS. IN ADDITION, IT IS BKF'S POLICY GENERALLY NOT TO MAKE ANY SPECIFIC PROJECTIONS AS TO FUTURE EARNINGS, AND BKF DOES NOT ENDORSE ANY PROJECTIONS REGARDING FUTURE PERFORMANCE THAT MAY BE MADE BY THIRD PARTIES.